UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President and Secretary
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2012

Babson Capital
PARTICIPATION INVESTORS
2012 Annual Report

BABSON CAPITAL PARTICIPATION INVESTORS
c / o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02111

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of Babson Capital Participation Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 is available (1) on the Trust's website at http://www.BabsonCapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE TRUST

Clifford M. Noreen
Chairman

Michael L. Klofas
President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Sean Feeley
Vice President

James M. Roy
Vice President & Chief Financial Officer

Christopher A. DeFrancis
Vice President & Secretary

BABSON CAPITAL PARTICIPATION INVESTORS

Babson Capital Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE &  POLICY

Babson Capital Participation Investors (the “Trust”) is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade (as defined below), long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trusts’ total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody’s, or, if unrated, are believed by Babson Capital Management LLC (“Babson Capital”) to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on April 19, 2013 at 1:00 P.M. in Springfield, Massachusetts.

Babson Capital Participation Investors

PORTFOLIO COMPOSITION AS OF 12/31/12*

Public High Yield Debt 19.3%
Public Equity 0.0%
Cash & Short-Term Investments 7.6%
Private / Restricted Equity 14.0%
Private / 144A High Yield Debt 59.1%

* Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

%
80
60
40
20
0
-20
-40
23.72
47.25
28.97
25.14
18.33
11.13
22.51
4.55
2.74
18.64
18.37
11.85
9.95
-1.57
1.87
-6.01
-33.79
-26.16
7.60
27.17
58.21
18.63
26.86
15.13
10.56
-4.17
4.98
15.89
16.35
15.81
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Babson Capital Participation Investors
Russell 2000 Index
Barclays Capital U.S. Corporate High Yield Index

*
Data for Babson Capital Participation Investors (the “Trust”) represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

2012 Annual Report

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2012.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2012 was 15.9%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $127,874,125, or $12.56 per share, as of December 31, 2012.  This compares to $120,319,666 or $11.90 per share, as of December 31, 2011. The Trust paid a quarterly dividend of $0.27 per share for each of the four quarters of 2012, for a total annual dividend of $1.08 per share.  In 2011, the Trust also paid four quarterly dividends of $0.27 per share, and declared a special year-end dividend of $0.15 per share, for a total annual dividend of $1.23 per share. Net investment income for the year was $1.08 per share, including approximately $0.06 per share of non-recurring income.  Net investment income for 2011 was $1.14 per share, which included approximately $0.12 per share of non-recurring income.

After increasing 14.2% in 2011 and 13.8% in 2010, the Trust’s stock price declined from $15.85 as of December 31, 2011 to $13.91 as of December 31, 2012, or 12.2%. Since year-end, the stock price has rebounded nicely. The Trust’s stock price of $13.91 as of December 31, 2012 equates to a 10.7% premium over the December 31, 2012 net asset value per share of $12.56. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 18.3%, 9.7% and 10.5%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2012 are provided for comparison purposes only.

PORTFOLIO ACTIVITY

	The Trust	Barclays Capital U.S. Corporate High Yield Index	Russell 2000 Index
1 Year	15.89%	15.81%	16.35%
3 Years	15.01%	11.86%	12.25%
5 Years	9.00%	10.34%	3.56%
10 Years	14.30%	10.62%	9.72%

Past performance is no guarantee of future results.

Babson Capital Participation Investors

New investment activity for the Trust was strong in 2012, particularly in the fourth quarter when the Trust completed 11 new private placement investments and one add-on investment. For the full year 2012, the Trust closed 21 new private placement investments and 11 add-on investments in nine existing portfolio companies. Total private placement investments purchased in 2012 were $23,001,545. This amount represents an 85.6% increase from the $12,396,081 of new private placement investments completed by the Trust in 2011.  We were certainly pleased with the quantity of new investment activity in 2012, but, more importantly, we were very pleased by the overall quality of these new investments. Leverage multiples were reasonable during the year and pricing and return expectations on new investments were at an acceptable level in 2012.  All in all, market conditions in the private mezzanine investment arena in 2012 were favorable for new investment activity.

New private placement investments completed during 2012 were 1492 Acquisition LLC; ABC Industries, Inc.; Advanced Manufacturing Enterprises; AMS Holding LLC; Baby Jogger Holdings LLC; BP SCI LLC; Blue Wave Products, Inc.; Church Services Holding Company; DPL Holding Corporation; ELT Holding Company; GD Dental Services LLC; Healthcare Direct Holding Company; HGGC  Citadel Plastics Holdings; HVAC Holdings, Inc.; JMH Investors LLC; MNX Holding Company; Petroplex Inv Holdings LLC; RM Holding Company; Rose City Holding Co.; Safety Infrastructure Solutions and Stag Parkway Holding Co. In addition, the Trust added to existing private placement investments in CHG Alternative Education Holding Company; Church Services Holding Company; DPC Holdings LLC; DPL Holding Corporation; FCX Holding Corporation; FGI Equity LLC; LPC Holding Company; LTS Scale and Merex Holding Corporation.  A brief description of these investments can be found in the Consolidated Schedule of Investments.

The condition of the Trust’s existing portfolio continued to strengthen in 2012. Sales and earnings for the Trust’s portfolio as a whole continued their upward momentum – we now have seen 34 consecutive months of increases in the average sales and EBITDA of our portfolio companies since hitting trough levels in late 2009.  Credit upgrades in the portfolio this year once again far outnumbered credit downgrades, while the number of companies on our watch list and in default is at the lowest level we have seen over the last five years.

We had 19 companies exit from the Trust’s portfolio during 2012.  In 17 of these exits, the Trust realized a significant positive return on its investment. These investments  were ASAP Industries LLC; Aero Holdings, Inc.; Associated Diversified Services; Barcodes Group, Inc.; Coeur, Inc.; FCX Holding Corporation; FH Equity LLC, Milwaukee Gear Company; Nyloncraft, Inc.; Oak River Technology, Inc.; Power Services Holding Company; REI Delaware Holdings, Inc.; Royal Baths Manufacturing Company; Savage Sports Holding, Inc.; Stanton Carpet Holding Company; THI Acquisition, Inc. and Xaloy Superior Holdings, Inc. Two long-standing troubled investments, KWPI Holdings Corporation and Pacific Consolidated  Holdings LLC, were also realized in 2012 at recovery levels consistent  with their carrying values. In addition, we had a number of companies who took advantage of lower interest rate and improved operating performance to refinance and prepay their debt obligations to the Trust.

OUTLOOK FOR 2013

Though the mergers and acquisitions market has taken a bit of a breather in early 2013, we expect that deal flow will pick up and be at robust  levels during  the rest of 2013. This should lead to a healthy level of investment opportunities for the Trust. We also have a significant number of portfolio companies that are in various stages of a sale process, and we expect that realization activity will remain strong in 2013.  Strong realization and refinancing activity is a double-edged sword, however, as the resulting loss of income-producing investments could adversely impact the Trust’s ability to sustain its dividend level. We have been fortunate that our new investment activity in recent years has been strong and has had a positive impact on net investment income. We will need to maintain a robust level of new investment activity in the face of expected high levels of realization and refinancing activity.

2012 Annual Report

The Trust performed well in 2012.  Despite the unsettled global economic conditions and other challenges, we are optimistic about the Trust’s performance as we proceed through 2013.  Rest assured that regardless of the economic and market environment, the Trust will continue to employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, along with Babson Capital’s seasoned investment-management team, positions the Trust well to meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of Babson Capital Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting in Springfield on April 19, 2013.

Lastly, on behalf of the Trust’s shareholders, the members of the Board of Trustees, and the officers of the Trust, I would like to thank Martin T. Hart for his over 21 years of dedicated service to the Trust as a Trustee. Martin was elected as a Trustee in April 1991 and the December 2012 meeting of the Trustees was his last meeting as a Trustee. He has provided the Trust with unique and invaluable insight and guidance throughout his tenure as a Trustee. We will miss him and his contributions to the Trust.

Sincerely,
Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2012	Record	Net Investment	Short-Term	Tax	Long-Term
Dividends	Date	Income	Gains	Effect	Gains
Regular	5/7/2012	0.2700	-		-
	7/30/2012	0.2700	-		-
	10/29/2012	0.2700	-		-
	12/31/2012	0.2319	0.0381	-	-
		$1.0419	$0.0381	$1.0800	0.0000

The following table summarizes the tax effects of the relation of capital gains for 2012:

	Amount Per Share	Form 2439
2012 Gains Retained	0.2571	Line 1a
Long-Term Gains Retained	0.2571
Taxes Paid	0.0900	Line 2 *
Basis Adjustment	0.1671	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

Annual Dividend	Qualified For Dividend Received Deduction***		Qualified Dividends****		Interest Earned On U.S. Gov’t. Obligations
Amount		Amount		Amount		Amount
Per Share	Percent	Per Share	Percent	Per Share	Percent	Per Share
$1.08	6.5233%	0.0703	6.2241%	0.0671	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2012

BABSON CAPITAL PARTICIPATION INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Cash Flows	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Selected Financial Highlights	11
Consolidated Schedule of Investments	12-42
Notes to Consolidated Financial Statements	43-48
Report of Independent Registered Public Accounting Firm	49
Interested Trustees	50-51
Independent Trustees	52-54
Officers of the Trust	55-56

2012 Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $109,376,327)	$101,530,328
Corporate restricted securities at market value
(Cost - $5,279,368)	5,534,500
Corporate public securities at market value
(Cost - $26,343,135)	28,306,680
Short-term securities at amortized cost	7,499,326
Total investments (Cost - $148,498,156)	142,870,834
Cash	3,551,088
Interest receivable	1,131,874
Other assets	66,814

Total assets	147,620,610

Liabilities:
Note payable	15,000,000
Dividend payable	2,749,477
Tax Payable	1,065,595
Deferred tax liability	467,634
Investment advisory fee payable	287,717
Interest payable	27,267
Accrued expenses	148,795

Total liabilities	19,746,485

Total net assets	$127,874,125

Net Assets:
Common shares, par value $.01 per share	$101,832
Additional paid-in capital	94,962,681
Retained net realized gain on investments, prior years	33,733,164
Undistributed net investment income	1,493,124
Accumulated net realized gain on investments	3,678,280
Net unrealized depreciation of investments	(6,094,956)

Total net assets	$127,874,125

Common shares issued and outstanding (14,785,750 authorized)	10,183,249

Net asset value per share	$12.56

See Notes to Consolidated Financial Stattements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2012

Investment Income:
Interest	$12,616,327
Dividends	704,628
Other	131,954

Total investment income	13,452,909

Expenses:
Investment advisory fees	1,132,533
Interest	613,500
Trustees' fees and expenses	322,000
Professional fees	231,700
Reports to shareholders	54,000
Custodian fees	28,000
Other	106,053

Total expenses	2,487,786

Investment income - net	10,965,123

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	3,515,717
Income tax expense	(1,026,921)
Net realized gain on investments after taxes	2,488,796
Net change in unrealized depreciation of investments before taxes	4,024,607
Net change in deferred income tax expense	34,494
Net change in unrealized depreciation of investments after taxes	4,059,101

Net gain on investments	6,547,897

Net increase in net assets resulting from operations	$17,513,020

See Notes to Consolidated Financial Stattements

2012 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2012

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$543,397
Purchases of portfolio securities	(44,067,920)
Proceeds from disposition of portfolio securities	44,374,220
Interest, dividends and other income received	11,514,383
Interest expense paid	(616,908)
Operating expenses paid	(1,911,382)
Income taxes paid	38,674

Net cash provided by operating activities	9,874,464

Cash flows from financing activities:
Cash dividends paid from net investment income and realized short-term gains	(12,469,848)
Receipts for shares issued on reinvestment of dividends	1,013,772

Net cash used for financing activities	(11,456,076)

Net decrease in cash	(1,581,612)
Cash - beginning of year	5,132,700

Cash - end of year	$3,551,088

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$17,513,020
Increase in investments	(8,827,872)
Decrease in interest receivable	146,273
Increase in receivable for investments sold	(66,814)
Decrease in other assets	119,260
Increase in tax payable	1,065,595
Decrease in deferred tax liability	(34,494)
Increase in investment advisory fee payable	16,998
Decrease in interest payable	(3,408)
Decrease in accrued expenses	(54,094)

Total adjustments to net assets from operations	(7,638,556)

Net cash provided by operating activities	$9,874,464

See Notes to Consolidated Financial Stattements

Babson Capital Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2012 and 2011

	2012	2011
Increase in net assets:

Operations:
Investment income - net	$10,965,123	$11,526,972
Net realized gain on investments after taxes	2,488,796	627,341
Net change in unrealized depreciation of investments after taxes	4,059,101	166,242
Net increase in net assets resulting from operations	17,513,020	12,320,555

Increase from common shares issued on reinvestment of dividends
Common shares issued (2012 - 71,363; 2011 - 61,615)	1,013,772	871,579

Dividends to shareholders from:
Net investment income (2012 - $1.04 per share; 2011 - $1.23 per share)	(10,584,312)	(12,387,295)
Net realized gains (2012 - $0.04 per share; 2011 - $0.00 per share)	(388,021)	(25,408)
Total increase in net assets	7,544,459	779,431

Net assets, beginning of year	120,319,666	119,540,235

Net assets, end of year (including undistributed net investment
income of $1,493,124 and $1,259,710 respectively)	$127,874,125	$120,319,666

See Notes to Consolidated Financial Statements

2012 Annual Report

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected Data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2012	2011	2010	2009	2008
Net asset value:
Beginning of year	$11.90	$11.89	$10.91	$11.10	$12.84
Net investment income (a)	1.08	1.14	1.02	0.94	1.08
Net realized and unrealized
gain (loss) on investments	0.64	0.08	0.95	(0.13)	(1.82)
Total from investment operations	1.72	1.22	1.97	0.81	(0.74)
Dividends from net investment
income to common shareholders	(1.04)	(1.23)	(1.00)	(1.00)	(1.00)
Dividends from net realized gain
on investments to common shareholders	(0.04)	(0.00) (b )	-	-	-
Increase from dividends reinvested	0.02	0.02	0.01	0.00 (b )	0.00(b )
Total dividends	(1.06)	(1.21)	(0.99)	(1.00)	(1.00)
Net asset value: End of year	$12.56	$11.90	$11.89	$10.91	$11.10
Per share market value:
End of year	$13.91	$15.85	$13.88	$12.20	$9.05
Total investment return
Net asset value (c)	15.89%	10.56%	18.71%	7.60%	(6.01%)
Market value (c)	(4.54%)	24.16%	22.94%	40.86%	(25.36%)
Net assets (in millions):
End of year	$127.87	$120.32	$119.54	$108.93	$110.18
Ratio of operating expenses
to average net assets	1.51%	1.42%	1.46%	1.41%	1.33%
Ratio of interest expense
to average net assets	0.49%	0.56%	0.61%	0.63%	0.58%
Ratio of income tax expense
to average net assets (d)	0.83%	0.20%	0.46%	0.00%	0.00%
Ratio of total expenses
to average net assets	2.83%	2.18%	2.53%	2.04%	1.91%
Ratio of net investment income
to average net assets	8.82%	9.33%	8.96%	8.55%	8.74%
Portfolio turnover	34%	21%	27%	23%	32%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$12	$12	$12
Asset coverage per $1,000
of indebtedness	$9,525	$9,021	$10,962	$10,077	$10,181

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2012

Corporate Restricted Securities - 83.73%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 79.40%

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$1,140,973	10/17/12	$1,118,647	$1,135,544
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	10,795
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	97,157
			1,232,281	1,243,496
A E Company, Inc.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
Common Stock (B)	184,615 shs.	11/10/09	184,615	183,895
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	92,308 shs.	11/10/09	68,566	91,948
			253,181	275,843
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015	$1,437,377	11/21/07	1,423,632	1,437,377
Limited Partnership Interest (B)	12.26% int.	11/21/07	119,009	145,595
			1,542,641	1,582,972
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
Limited Liability Company Unit Class A (B)	2,186 uts.	*	78,340	244,764
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	165,602
* 10/09/09 and 10/27/10.			131,339	410,366

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$420,000	05/15/08	413,944	378,000
13% Senior Subordinated Note due 2015 (D)	$420,000	05/15/08	384,627	-
Common Stock (B)	60,000 shs.	05/15/08	60,000	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	-
			894,225	378,000
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$500,000	08/01/12	449,373	502,196
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	98,544
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	22,414 shs.	08/01/12	42,446	-
			616,819	600,740

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	$-	$-

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$1,136,065	12/07/12	1,119,171	1,134,707
Limited Liability Company Unit (B)	1,154 uts.	12/07/12	115,385	109,616
			1,234,556	1,244,323
Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	421 shs.	12/27/07	208,456	684,435
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	45,151
			230,056	729,586
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015	$603,697	09/26/08	575,444	603,697
Common Stock (B)	713 shs.	09/26/08	71,303	104,680
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	507 shs.	09/26/08	46,584	74,436
			693,331	782,813
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013	$1,687,503	*	1,669,540	1,687,503
Preferred Class A Unit (B)	1,706 uts.	**	170,600	342,965
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	89,515
Common Class B Unit (B)	16,100 uts.	01/22/04	1	-
Common Class D Unit (B)	3,690 uts.	09/12/06	-	-
* 01/22/04 and 06/09/08.			1,920,930	2,119,983
** 01/22/04 and 09/12/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
14.25% Senior Subordinated Note due 2019	$1,142,472	10/04/12	1,120,211	1,142,963
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	107,948
			1,233,847	1,250,911

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Apex Analytix Holding Corporation

A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2017	$1,012,500	04/28/09	$921,502	$1,012,500
Preferred Stock Series B (B)	1,623 shs.	04/28/09	162,269	108,227
Common Stock (B)	723 shs.	04/28/09	723	48,235
			1,084,494	1,168,962
Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$771,365	12/21/11	753,570	794,506
Limited Liability Company Unit Class B (B)	28 uts.	12/21/11	28,418	39,523
Limited Liability Company Unit Class C (B)	222 uts.	12/21/11	221,582	308,148
			1,003,570	1,142,177
Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
8% Senior Subordinated Note due 2014 (D)	$762,004	05/18/05	687,447	762,004
Preferred Stock (B)	33 shs.	10/16/09	33,224	-
Common Stock (B)	263 shs.	05/18/05	263,298	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	69 shs.	05/18/05	59,362	-
			1,043,331	762,004
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$937,525	04/20/12	920,262	965,651
Common Stock (B)	754 shs.	04/20/12	75,376	108,183
			995,638	1,073,834
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$317,730	10/12/12	311,550	316,320
13% Senior Subordinated Note due 2019	$318,436	10/12/12	295,372	316,824
Common Stock (B)	51,064 shs.	10/12/12	51,064	48,511
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	202
			678,202	681,857
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$1,046,065	10/17/12	1,025,697	1,041,560
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	39,584
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	158,337
			1,234,030	1,239,481

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$1,207,902	06/30/06	$1,187,708	$603,951
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	19,899
Common Stock (B)	1 sh.	06/30/06	152	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	6,993
			1,378,566	630,843
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$160,901	08/07/08	159,846	160,901
12.5% Senior Subordinated Note due 2015	$429,070	08/07/08	408,743	429,070
Common Stock (B)	41,860 shs.	08/07/08	41,860	64,536
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	32,914 shs.	08/07/08	32,965	50,744
			643,414	705,251
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	55 shs.	*	252	515,888
*12/30/97 and 05/29/99.

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$733,914	01/19/11	698,949	755,931
14% Senior Subordinated Note due 2019	$189,066	08/03/12	185,452	192,571
Common Stock (B)	375 shs.	01/19/11	37,500	38,315
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	30,118
			951,151	1,016,935
Church Services Holding Company
A provider of diversified residential services to homeowners in Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$406,120	03/26/12	393,602	418,303
Common Stock (B)	1,327 shs.	*	132,700	151,083
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	6,490
*03/26/12, 05/25/12 and 06/19/12.			532,042	575,876

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	$146,594	$252,298

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)	$771,051	01/12/07	719,299	740,686
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	32,686
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	23,642
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	-	265,687
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	-	436
			861,668	1,063,137
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	9,081 shs.	07/05/07	370,796	908,072
Preferred Stock Series C (B)	3,748 shs.	07/05/07	125,207	374,811
Common Stock (B)	380 shs.	07/05/07	4	202
Limited Partnership Interest (B)	6.88% int.	*	103,135	-
*08/12/04 and 01/14/05.			599,142	1,283,085

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2013, to purchase
common stock at $.001 per share (B)	10 shs.	08/04/05	72,617	445,611

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,215,000	08/21/08	1,150,784	1,208,079
Common Stock (B)	135,000 shs.	08/21/08	135,000	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	-
			1,388,927	1,208,079

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016	$1,025,480	10/27/09	$933,895	$1,025,480
Preferred Stock PIK (B)	156 shs.	10/27/09	156,468	169,744
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	124,018
Common Stock (B)	38 shs.	10/27/09	38,244	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	-
			1,258,716	1,319,242
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$1,296,277	05/04/12	1,272,096	1,348,128
Preferred Stock (B)	25 shs.	05/04/12	252,434	260,823
Common Stock (B)	25 shs.	05/04/12	28,048	28,042
			1,552,578	1,636,993
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013	$77,143	11/01/06	76,960	76,597
13% Senior Subordinated Note due 2014	$488,572	11/01/06	469,821	483,304
Common Stock (B)	102,857 shs.	11/01/06	102,857	19,877
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	32,294 shs.	11/01/06	44,663	6,241
			694,301	586,019
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015	$1,298,152	01/08/08	1,285,807	1,298,152
Common Stock (B)	349 shs.	01/08/08	174,701	195,609
			1,460,508	1,493,761
E X C Acquisition Corporation
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	11 shs.	06/28/04	40,875	18,452

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$950,000	02/01/10	$853,634	$961,392
Common Stock (B)	50 shs.	02/01/10	50,000	45,489
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	108,464
			1,010,734	1,115,345
ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
14% Senior Subordinated Note due 2019	$924,581	03/01/12	907,836	952,319
Common Stock (B)	41 shs.	03/01/12	90,909	101,445
			998,745	1,053,764
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
16% Senior Subordinated Note due 2017	$897,252	09/27/10	885,097	906,224
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	180,586
Limited Liability Company Unit (B)	171 uts.	09/27/10	17,073	95,451
			960,515	1,182,261
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
14.25% Senior Subordinated Note due 2018	$112,118	02/29/12	112,152	115,482
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	137,903
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	17,289
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	15,281
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	27,410
			217,198	313,365
Flutes, Inc.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2014 (D)	$524,791	04/13/06	519,050	498,551
14% Senior Subordinated Note due 2015 (D)	$317,177	04/13/06	290,908	-
			809,958	498,551
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
12.5% Senior Subordinated Note due 2017	$1,000,000	10/19/10	948,079	1,010,000
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	425,172
			995,037	1,435,172

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
14% Senior Subordinated Note due 2019	$1,178,854	10/05/12	$1,155,868	$1,181,919
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	729
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	72,124
			1,232,555	1,254,772
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015 (D)	$1,012,500	11/01/07	938,215	-
14% PIK Note due 2015 (D)	$250,259	12/31/08	217,699	-
8% Series A Convertible Preferred Stock, convertible into
common shares (B)	151,643 shs.	11/01/07	77,643	-
			1,233,557	-
H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2014 (D)	$362,700	10/15/09	271,181	36,270
Preferred Stock (B)	21 shs.	*	21,428	-
Preferred Stock Series B (B)	1,088 shs.	10/15/09	813,544	-
Common Stock (B)	180 shs.	02/10/06	180,000	-
Common Stock Class C (B)	296 shs.	10/15/09	-	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	67 shs.	02/10/06	61,875	-
* 09/18/07 and 06/27/08.			1,348,028	36,270

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 2017	$461,539	11/14/11	431,309	475,385
Common Stock (B)	38 shs.	11/14/11	38,461	48,633
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	28 shs.	11/14/11	25,596	34,824
			495,366	558,842
Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
14% Senior Subordinated Note due 2019	$709,904	03/09/12	697,022	668,802
Common Stock (B)	517 shs.	03/09/12	51,724	33,319
			748,746	702,121

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HGGC Citadel Plastics Holdings
A world-leading source for thermoset and thermoplastic compounds.
14% Senior Subordinated Note due 2019	$914,566	02/29/12	$898,002	$932,341
Common Stock (B)	101 shs.	02/29/12	100,806	106,237
			998,808	1,038,578
Home Décor Holding Company
A designer, manufacturer and marketer of framed art and wall décor products.
Common Stock (B)	33 shs.	*	33,216	76,228
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	106 shs.	*	105,618	242,359
* 06/30/04 and 08/19/04.			138,834	318,587

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	-	-
			-	-
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$1,098,837	08/19/08	1,050,003	1,048,698
14% Senior Subordinated Note PIK due 2016	$503,756	12/31/09	488,918	480,770
Common Stock (B)	251 shs.	08/19/08	251,163	26,141
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	6,757
			1,850,317	1,562,366
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$1,142,298	09/27/12	1,120,080	1,144,768
Preferred Stock Series A (B)	1,127 shs.	09/27/12	112,726	111,163
Common Stock (B)	910 shs.	09/27/12	910	-
			1,233,716	1,255,931
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
13.5% Senior Subordinated Note due 2018	$923,554	10/27/11	907,535	942,025
Common Stock (B)	93 shs.	10/27/11	92,854	122,882
			1,000,389	1,064,907

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	$1,424	$167,951

International Offshore Services LLC
A leading provider of marine transportation services, platform decommissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017 (D)	$1,350,000	07/07/09	1,236,405	270,000
Limited Liability Company Unit (B)	1,647 uts.	07/07/09	98,833	-
			1,335,238	270,000
J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
12.5% Senior Subordinated Note due 2017	$833,333	12/20/10	734,311	810,540
Preferred Stock A (B)	165 shs.	12/20/10	165,000	101,678
Preferred Stock B (B)	0.06 shs.	12/20/10	-	37
Common Stock (B)	33 shs.	12/20/10	1,667	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	-
			1,006,621	912,255
Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	48 uts.	09/21/10	449,086	25,511

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$1,034,222	12/05/12	1,013,699	1,031,073
Limited Liability Company Unit (B)	217,391 uts.	12/05/12	217,391	206,521
			1,231,090	1,237,594
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2017	$878,282	12/23/11	862,714	904,631
Preferred Stock Series A (B)	102 shs.	12/23/11	96,578	96,577
Preferred Stock Series B (B)	29 shs.	12/23/11	27,335	27,332
Common Stock (B)	130 shs.	12/23/11	6,522	53,118
			993,149	1,081,658

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
15% Senior Subordinated Note due 2017	$2,235,132	*	$2,073,093	$2,235,132
Common Stock (B)	71,053 shs.	05/25/06	71,053	35,018
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	21,488
* 5/25/06 and 04/12/11.			2,182,017	2,291,638

K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
15% Senior Subordinated Note due 2017	$915,268	12/10/10	901,293	933,573
Common Stock (B)	232,826 shs.	12/10/10	232,826	216,519
			1,134,119	1,150,092
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
12.75% Senior Subordinated Note due 2015	$1,440,282	07/16/08	1,375,363	1,440,282
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	29,348	58,000
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	38,880
Common Stock (B)	235 shs.	07/15/08	234,783	15,625
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	3,384
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	67 shs.	09/17/09	-	4,486
			1,703,288	1,560,657
LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
13.5% Senior Subordinated Note due 2018	$1,162,145	08/15/11	1,142,137	1,185,388
Common Stock (B)	105 shs.	08/15/11	105,019	112,225
			1,247,156	1,297,613
M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	32,143	67,548
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	72,950
			66,857	140,498

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	12,764 uts.	*	$166,481	$268,395
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	37,578
* 05/04/07 and 01/02/08.			189,262	305,973

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018	$419,971	01/15/10	379,420	419,971
15% Senior Subordinated Note due 2018	$108,291	10/05/10	106,604	107,201
Common Stock (B)	35 shs.	10/05/10	35,400	49,872
Common Stock Class B (B)	118 shs.	01/15/10	117,647	165,747
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	01/15/10	94,579	146,685
			733,650	889,476
Marshall Physicians Services LLC
A provider of emergency department and hospital medicine services to hospitals located in the state of Kentucky. The company was founded in 1999 and is owned by seven practicing physicians.
13% Senior Subordinated Note due 2016	$445,651	09/20/11	437,985	458,334
Limited Liability Company Unit Class A (B)	2,900 uts.	09/20/11	60,000	39,424
Limited Liability Company Unit Class D (B)	291 uts.	09/20/11	-	3,962
			497,985	501,720
MBWS Ultimate Holdco, Inc.
A provider of  services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$1,117,495	*	1,039,475	1,128,670
Preferred Stock Series A (B)	1,388 shs.	09/07/10	138,797	443,369
Common Stock (B)	162 shs.	03/01/11	16,226	51,748
Common Stock (B)	153 shs.	09/07/10	15,282	48,873
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	103 shs.	03/01/11	10,325	32,901
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	386 shs.	09/07/10	38,623	123,300
* 09/07/10 and 03/01/11.			1,258,728	1,828,861

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015	$634,782	08/29/08	$594,388	$634,782
Preferred Unit (B)	66 uts.	08/29/08	66,451	91,881
Common Unit Class A (B)	671 uts.	08/29/08	671	11,641
Common Unit Class B (B)	250 uts.	08/29/08	63,564	4,331
			725,074	742,635
MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	56 shs.	09/24/08	54,040	80,376
Limited Partnership Interest (B)	0.74% int.	09/16/08	205,932	263,045
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	18 shs.	09/24/08	18,237	18,338
			278,209	361,759
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 2018	$424,528	09/22/11	417,060	437,264
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	173,893
			573,005	611,157
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$902,727	*	865,676	225,682
Preferred Stock Series A (B)	519 shs.	10/10/12	498,734	-
Common Stock (B)	238 shs.	*	238,000	-
Common Stock Series B (B)	597 shs.	10/10/12	6	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	87 shs.	*	86,281	-
*08/12/05 and 09/11/06.			1,688,697	225,682

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$1,209,241	11/02/12	1,185,470	1,202,942
Common Stock (B)	45 shs.	11/02/12	44,643	42,408
			1,230,113	1,245,350

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Monessen Holding Corporation
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
15% Senior Subordinated Note due 2015 (D)	$823,794	06/28/11	$547,745	$-
7% Senior Subordinated Note due 2014 (D)	$1,350,000	06/28/11	1,281,479	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	81 shs.	03/31/06	73,125	-
			1,902,349	-
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$940,419	11/30/10	926,772	949,823
Limited Liability Company Unit Class B-1 (B)	93,750 uts.	11/30/10	-	71,218
Limited Liability Company Unit Class B-2 (B)	8,501 uts.	11/30/10	-	6,458
			926,772	1,027,499
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	177,544

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2014	$1,061,463	02/02/07	982,553	1,008,389
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	79,846
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	1,204
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	16,450
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	9,225
* 12/18/08 and 09/30/09.			1,735,210	1,115,114

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$484,388	11/05/10	450,954	489,232
Limited Liability Company Unit Series B (B)	17,241 uts.	11/05/10	17,241	20,091
Limited Liability Company Unit Series B (B)	34,931 uts.	11/05/10	34,931	40,704
Limited Liability Company Unit Series F (B)	52,172 uts.	11/05/10	-	179,458
			503,126	729,485

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012
Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016	$1,492,105	*	$1,300,290	$1,500,137
Limited Partnership Interest (B)	1,740 uts.	*	174,006	55,940
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	83,739
*07/09/09 and 08/09/10.			1,734,775	1,639,816

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
12% Senior Subordinated Note due 2019	$883,117	02/02/11	823,518	900,779
Common Stock (B)	126 shs.	*	125,883	100,618
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	59 shs.	02/02/11	52,987	46,960
*02/02/11 and 06/30/11.			1,002,388	1,048,357

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017	$444,445	06/04/10	414,553	444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	24,479
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	13,764
Common Stock (B)	344 shs.	06/04/10	344	-
			501,376	482,688
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	1,942 uts.	01/17/06	302,885	823,030
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	328 shs.	01/17/06	90,424	138,958
			393,309	961,988
P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
14% Senior Subordinated Note due 2016	$1,616,671	12/21/10	1,592,787	1,632,838
Preferred Stock Class A (B)	29 shs.	12/21/10	180,380	282,474
Common Stock (B)	29 shs.	12/21/10	13,500	-
			1,786,667	1,915,312

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.

15% Senior Subordinated Note due 2017	$949,503	12/20/10	$935,159	$951,155
Limited Liability Company Unit Class A (B)	33 uts.	12/20/10	106,071	77,858
Limited Liability Company Unit Class B (B)	33 uts.	12/20/10	1,072	77,858
			1,042,302	1,106,871
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014	$42,187	12/18/12	-	42,187

Paradigm Packaging, Inc.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2015	$843,750	12/19/00	842,146	843,750
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	197 shs.	12/21/00	140,625	31,655
			982,771	875,405
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	-
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	-
Common Stock (B)	21,462 shs.	05/22/09	993,816	-
			1,342,900	-
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$1,097,760	11/29/12	1,070,700	1,094,626
Limited Liability Company Unit (B)	156,250 uts.	11/29/12	156,250	148,437
			1,226,950	1,243,063
Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013	$874,879	06/03/10	870,007	874,878
3% Senior Subordinated PIK Note due 2014	$1,209,017	10/02/06	1,112,196	1,209,017
Limited Liability Company Unit Class A (B)	733 uts.	10/02/06	270,000	76,260
Limited Liability Company Unit (B)	76 uts.	05/22/09	340	7,910
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	4,550 shs.	10/02/06	65,988	473,577
			2,318,531	2,641,642

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016	$1,414,960	11/12/09	$1,320,644	$1,429,110
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	109 shs.	11/12/09	107,970	129,967
			1,428,614	1,559,077
Qualis Automotive LLC
A distributor of aftermarket automotive brake and chassis products.
Common Stock (B)	187,500 shs.	05/28/04	187,500	137,946
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	199,969 shs.	05/28/04	199,969	147,119
			387,469	285,065
R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014	$747,145	12/15/06	726,240	716,927
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	69,212
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	32,661
			945,572	818,800
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$1,137,807	*	1,118,370	1,168,429
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	124,158
* 10/21/11 and 08/03/12.			1,253,847	1,292,587

RM Holding Company
A specialty distributor of home medical care equipment.
13% Senior Subordinated Note due 2018	$460,318	02/09/12	434,893	473,460
Common Stock (B)	369 shs.	02/09/12	4	54,187
Preferred Stock Series (B)	39,679 shs.	02/09/12	39,678	42,313
Warrant, exercisable until 2022, to purchase
preferred stock A at $.01 per share (B)	12,088 shs.	02/09/12	11,980	12,727
Warrant, exercisable until 2022, to purchase
preferred stock B at $.01 per share (B)	7,067 shs.	02/09/12	7,067	7,537
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	185 shs.	02/09/12	-	27,171
			493,622	617,395

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
14.5% Senior Subordinated Note due 2018	$585,934	12/11/12	$574,296	$585,063
Common Stock (B)	43 shs.	12/11/12	4	4
Preferred Stock (B)	39,062 shs.	12/11/12	39,062	37,109
			613,362	622,176
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$656,250	03/30/12	647,214	685,323
Preferred Stock Series (B)	2,098 shs.	03/30/12	83,920	87,935
Common Stock (B)	983 shs.	03/30/12	9,830	28,551
			740,964	801,809
Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.

12.5% Senior Subordinated Note due 2014 (D)	$1,157,231	01/15/09	826,004	-

Smart Source Holdings LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015	$1,176,924	*	1,125,813	1,176,924
Limited Liability Company Unit (B)	328 uts.	*	337,796	304,211
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	87,231	77,057
* 08/31/07 and 03/06/08.			1,550,840	1,558,192

Snacks Parent Corporation
The world's largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2017	$887,366	11/12/10	846,160	884,525
Preferred Stock A (B)	1,132 shs.	11/12/10	107,498	129,254
Preferred Stock B (B)	525 shs.	11/12/10	49,884	59,979
Common Stock (B)	6,579 shs.	11/12/10	6,579	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	1,806 shs.	11/12/10	1,806	-
			1,011,927	1,073,758

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
14% Senior Subordinated Note due 2018	$928,955	12/01/11	$912,741	$956,461
Common Stock (B)	909 shs.	12/01/11	90,909	93,647
			1,003,650	1,050,108
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated PIK Note due 2017	$1,200,671	12/15/09	1,070,657	1,145,420
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	40,507
			1,190,891	1,185,927
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	15,882 shs.	10/23/08	158,824	82,748
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	5,852 shs.	10/23/08	53,285	30,490
			212,109	113,238
Stag Parkway Holding Co.
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$1,131,797	12/19/12	1,077,551	1,134,430
Common Stock (B)	118 shs.	12/19/12	118,203	112,290
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	35 shs.	12/19/12	31,848	-
			1,227,602	1,246,720
Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018	$959,148	07/01/11	943,251	960,587
Preferred Stock Series A (B)	76 shs.	07/01/11	76,046	33,195
			1,019,297	993,782
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 shs.	03/31/10	-	-

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$1,002,535	12/14/10	$956,535	$998,299
14% Senior Subordinated PIK Note due 2017	$78,837	08/14/12	75,492	78,504
Common Stock (B)	38 shs.	12/14/10	38,168	16,878
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	16,471
			1,107,444	1,110,152
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2017	$1,429,365	09/02/08	1,368,816	1,429,364
Redeemable Preferred Stock Series A (B)	678 shs.	09/02/08	6,630	21,048
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	-
			1,435,107	1,450,412
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014 (D)	$664,062	*	644,369	-
7.44% Term Note due 2013 (C)	$711,757	08/10/12	711,757	604,994
9.25% Term Note due 2013 (C)	$1,443	08/31/12	1,443	1,227
Common Stock Class B	32 shs.	*	4,448	-
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	2.27% int.	**	117,464	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	41 shs.	04/28/06	33,738	-
* 04/28/06 and 09/13/06.			1,513,219	606,221
**03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
14.5% Senior Subordinated Note due 2014 (D)	$1,300,003	10/26/07	1,136,835	1,243,168
Series B Preferred Stock (B)	97 shs.	03/31/10	-	97,664
Common Stock (B)	273 shs.	03/31/10	219,203	-
			1,356,038	1,340,832

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015	$938,651	10/31/07	$893,322	$938,651
Common Stock (B)	110 shs.	10/31/07	110,430	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	-
			1,050,132	938,651
Tranzonic Companies (The)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2015	$542,400	02/05/98	541,372	542,400
Common Stock (B)	315 shs.	02/04/98	315,000	276,243
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	222 shs.	02/05/98	184,416	194,686
			1,040,788	1,013,329
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013	$1,222,698	*	1,166,255	1,221,562
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	98,004
Common Stock (B)	393 shs.	*	423,985	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	-	-
* 07/19/05 and 12/22/05.			1,802,567	1,319,566

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	5,888 uts.	02/28/11	125,000	184,794
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	3,060 shs.	04/11/03	36,032	13,447
			161,032	198,241
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	96 shs.	04/30/04	96,400	105,105
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	122 shs.	04/30/04	112,106	133,017
			208,506	238,122

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
Convertible Preferred Stock (B)	470 shs.	02/08/08	$469,565	$786,975

Visioneering, Inc.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013	$414,706	05/17/07	414,084	411,123
13% Senior Subordinated Note due 2014	$370,588	05/17/07	359,154	365,289
18% PIK Convertible Preferred Stock (B)	21,361 shs.	03/13/09	41,440	23,419
Common Stock (B)	70,588 shs.	05/17/07	70,588	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	20,003 shs.	05/17/07	31,460	-
			916,726	799,831
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2013	$111,931	10/29/09	111,872	230,623
5% Senior Subordinated PIK Note due 2013 (D)	$476,866	06/30/07	470,305	476,866
Class B Unit (B)	406,525 uts.	10/29/09	184,266	-
Class C Unit (B)	450,000 uts.	10/29/09	413,244	225,000
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	-
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	-
* 07/19/04 and 10/29/09.			1,505,888	932,489

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016	$911,250	11/30/06	867,531	820,125
Common Stock (B)	101 shs.	11/30/06	101,250	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	-
			1,014,571	820,125
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	45,141
Common Stock (B)	353 shs.	06/08/10	353	22,636
			70,661	67,777

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$794,521	12/16/10	$740,244	$802,466
Common Stock (B)	205 shs.	12/16/10	205,480	159,706
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	55 shs.	12/16/10	49,334	42,919
			995,058	1,005,091
Workplace Media Holding Company
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015 (D)	$654,247	05/14/07	601,454	-
Limited Partnership Interest (B)	12.26% int.	05/14/07	61,308	-
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	47 shs.	05/14/07	44,186	-
			706,948	-
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$874,960	11/03/11	859,697	885,264
Common Stock (B)	1,500 shs.	11/03/11	150,000	113,915
			1,009,697	999,179

Total Private Placement Investments (E)			$109,376,327	$101,530,328

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Shares or
	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 4.33%:

Bonds - 4.33%
ArcelorMittal	6.125%	06/01/18	$500,000	$514,319	$506,750
Calumet Specialty Products Partners L.P.	9.625	08/01/20	500,000	491,326	543,750
First Data Corporation	7.375	06/15/19	250,000	250,000	258,750
FMG Resources	7.000	11/01/15	250,000	257,077	262,500
Hilcorp Energy Company	7.625	04/15/21	325,000	311,689	354,250
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	516,875
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	521,250
Penske Corporation	4.875	07/11/22	500,000	497,951	516,500
Samson Investment Company	9.750	02/15/20	350,000	344,177	370,125
ServiceMaster Company	7.000	08/15/20	500,000	500,000	501,250
Unit Corporation	6.625	05/15/21	500,000	493,981	513,125
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,803	271,875
Welltec A/S	8.000	02/01/19	375,000	368,045	397,500
Total Bonds				5,279,368	5,534,500

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	-	-
Total Convertible Preferred Stock				-	-

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	-	-
Total Preferred Stock				-	-

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	-	-
Total Common Stock				-	-

Total Rule 144A Securities				5,279,368	5,534,500

Total Corporate Restricted Securities				$114,655,695	$107,064,828

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Interest	Maturity	Principal		Market
Corporate Public Securities - 22.14%: (A)	Rate	Date	Amount	Cost	Value

Bonds - 22.12%
Accuride Corp	9.500%	08/01/18	$500,000	$482,286	$482,500
Alcoa, Inc.	6.150	08/15/20	600,000	629,744	655,286
Alere, Inc.	9.000	05/15/16	300,000	314,922	316,500
Alliant Techsystems Inc.	6.875	09/15/20	500,000	537,148	549,375
Ally Financial, Inc.	5.500	02/15/17	750,000	765,245	802,322
Alta Mesa Financial Services	9.625	10/15/18	750,000	727,280	772,500
Anglogold Holdings PLC	5.375	04/15/20	600,000	605,271	619,237
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	433,125
B E Aerospace, Inc.	6.875	10/01/20	250,000	256,682	278,125
Bank of America Corporation	5.875	01/05/21	600,000	623,193	718,369
Bill Barrett Corporation	7.000	10/15/22	500,000	479,450	515,000
Brunswick Corporation	7.125	08/01/27	500,000	504,931	511,250
C R H America, Inc.	5.300	10/15/13	500,000	484,687	516,516
Calumet Specialty Products Partners L.P.	9.375	05/01/19	375,000	350,895	406,875
CCO Holdings Capital Corporation	5.250	09/30/22	500,000	495,118	506,250
Centurytel, Inc.	5.000	02/15/15	500,000	507,521	531,450
CHC Helicopter SA	9.250	10/15/20	1,000,000	929,409	1,052,500
Chesapeake Energy Corporation	6.775	03/15/19	375,000	368,931	375,469
CIT Group, Inc.	5.000	08/15/22	500,000	500,000	533,158
Citigroup, Inc.	5.500	04/11/13	500,000	495,523	505,152
Continental Resources, Inc.	5.000	09/15/22	500,000	511,517	538,750
DaVita, Inc.	5.750	08/15/22	500,000	500,000	526,875
Duke Realty Limited Partnership	3.875	10/15/22	500,000	508,857	509,131
Ensco PLC	3.250	03/15/16	600,000	598,488	636,238
EP Energy/EP Finance, Inc.	9.375	05/01/20	500,000	508,313	563,750
Equifax, Inc.	4.450	12/01/14	500,000	507,840	527,185
GATX Corporation	4.750	05/15/15	500,000	503,412	534,243
General Electric Capital Corporation	5.500	01/08/20	500,000	498,506	591,855
Goldman Sachs Group, Inc.	4.750	07/15/13	500,000	489,058	510,486
Headwaters, Inc.	7.625	04/01/19	305,000	305,138	324,063
Health Management Association	6.125	04/15/16	250,000	256,372	270,000
HealthSouth Corporation	7.750	09/15/22	450,000	451,044	493,313
Hertz Corporation	6.750	04/15/19	220,000	216,955	240,075
International Game Technology	7.500	06/15/19	500,000	499,796	591,872
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,960	525,625
Kraft Foods, Inc.	5.375	02/10/20	500,000	513,304	603,630

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Shares or
	Interest	Maturity	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Masco Corporation	7.125%	03/15/20	350,000	$349,996	$407,201
Morgan Stanley	5.500	01/26/20	500,000	497,941	560,897
NBC Universal Media LLC	5.150	04/30/20	500,000	499,439	592,727
Nexeo Solutions LLC	8.375	03/01/18	20,000	20,000	18,900
Niska Gas Storage Partners LLC	8.875	03/15/18	500,000	505,867	513,750
Omnova Solutions, Inc.	7.875	11/01/18	750,000	764,079	773,437
Peabody Energy Corporation	6.000	11/15/18	500,000	500,587	531,250
Perry Ellis International, Inc.	7.875	04/01/19	375,000	371,479	391,875
Precision Drilling Corporation	6.625	11/15/20	250,000	257,482	268,750
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	498,990	552,173
Sealed Air Corporation	7.875	06/15/17	500,000	494,837	533,125
Sprint Nextel Corporation	6.000	12/01/16	500,000	511,625	543,750
Steelcase, Inc.	6.375	02/15/21	500,000	507,493	532,688
Tech Data Corporation	3.750	09/21/17	500,000	507,087	512,904
Thermadyne Holdings Corporation	9.000	12/15/17	250,000	264,615	266,250
Time Warner Cable, Inc.	5.000	02/01/20	500,000	492,234	582,167
Tyson Foods, Inc.	4.500	06/15/22	500,000	516,145	541,258
Weatherford International Limited	4.500	04/15/22	500,000	521,137	530,630
Total Bonds				26,330,564	28,286,179

Common Stock - 0.02%
Intrepid Potash, Inc. (B)			185	$5,920	3,939
Nortek, Inc. (B)			100	1	6,625
Rue21, Inc. (B)			350	6,650	9,937
Total Common Stock				12,571	20,501

Total Corporate Public Securities				$26,343,135	$28,306,680

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Interest	Maturity	Principal		Fair
	Rate/Yield^	Date	Amount	Cost	Value
Short-Term Securities:
Commercial Paper - 5.86%
MidAmerican Energy Holdings	0.310%	01/11/13	$2,500,000	$2,499,785	$2,499,785
Pentair Finance SA	0.400	01/07/13	2,500,000	2,499,833	2,499,833
Ryder System, Inc.	0.300	01/15/13	2,500,000	2,499,708	2,499,708
Total Short-Term Securities				$7,499,326	$7,499,326
Total Investments	111.73%			$148,498,156	$142,870,834
Other Assets	3.71				4,749,776
Liabilities	(15.44)				(19,746,485)
Total Net Assets	100.00%				$127,874,125

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of December 31, 2012.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of December 31, 2012, the values of these securities amounted to $101,530,328 or 79.40% of net assets.
^	Effective yield at purchase
PIK - Payment-in-kind

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.75%		BROADCASTING & ENTERTAINMENT - 0.92%
A E Company, Inc.	$275,843	HOP Entertainment LLC	$-
Alliant Techsystems Inc.	549,375	NBC Universal Media LLC	592,727
B E Aerospace, Inc.	278,125	Time Warner Cable, Inc.	582,167
Merex Holding Corporation	611,157	Sundance Investco LLC	-
Visioneering, Inc.	799,831	Workplace Media Holding Company	-
Whitcraft Holdings, Inc.	1,005,091		1,174,894
	3,519,422	BUILDINGS & REAL ESTATE - 1.74%
AUTOMOBILE - 6.23%		ACP Cascade Holdings LLC	-
Accuride Corp	482,500	Duke Realty Limited Partnership	509,131
Avis Budget Car Rental	433,125	Masco Corporation	407,201
DPL Holding Corporation	1,636,993	Sunrise Windows Holding Company	1,110,152
Ideal Tridon Holdings, Inc.	1,064,907	TruStile Doors, Inc.	198,241
J A C Holding Enterprises, Inc.	912,255		2,224,725
Jason Partners Holdings LLC	25,511	CHEMICAL, PLASTICS & RUBBER - 1.58%
Johnson Controls, Inc.	564,397	Capital Specialty Plastics, Inc.	515,888
K & N Parent, Inc.	1,081,658	Nicoat Acquisitions LLC	729,485
Ontario Drive & Gear Ltd.	961,988	Omnova Solutions, Inc.	773,437
Penske Corporation	516,500		2,018,810
Qualis Automotive LLC	285,065	CONSUMER PRODUCTS - 8.01%
	7,964,899	AMS Holding LLC	1,250,911
BEVERAGE, DRUG & FOOD - 7.71%		Baby Jogger Holdings LLC	1,073,834
1492 Acquisition LLC	1,243,496	Bravo Sports Holding Corporation	630,843
Eatem Holding Company	1,115,345	Custom Engineered Wheels, Inc.	1,319,242
F F C Holding Corporation	1,182,261	Handi Quilter Holding Company	558,842
Golden County Foods Holding, Inc.	-	K N B Holdings Corporation	2,291,638
Hospitality Mints Holding Company	1,562,366	Manhattan Beachwear Holding Company	889,476
JMH Investors LLC	1,237,594	Perry Ellis International, Inc.	391,875
Kraft Foods, Inc.	603,630	R A J Manufacturing Holdings LLC	818,800
Snacks Parent Corporation	1,073,758	Tranzonic Companies (The)	1,013,329
Spartan Foods Holding Company	1,185,927		10,238,790
Specialty Commodities, Inc.	113,238
Tyson Foods, Inc.	541,258
	9,858,873

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

CONTAINERS, PACKAGING & GLASS - 5.07%		DIVERSIFIED/CONGLOMERATE,
Flutes, Inc.	$498,551	SERVICE - 10.05%
P K C Holding Corporation	1,915,312	A S C Group, Inc.	$410,366
P P T Holdings LLC	1,106,871	A W X Holdings Corporation	378,000
Paradigm Packaging, Inc.	875,405	Advanced Technologies Holdings	729,586
Rose City Holding Company	622,176	Anglogold Holdings PLC	619,237
Sealed Air Corporation	533,125	Apex Analytix Holding Corporation	1,168,962
Vitex Packaging Group, Inc.	932,489	Bank of America Corporation	718,369
	6,483,929	C R H America, Inc.	516,516
DISTRIBUTION - 4.20%		Church Services Holding Company	575,876
Blue Wave Products, Inc.	681,857	Clough, Harbour and Associates	252,298
BP SCI LLC	1,239,481	Crane Rental Corporation	1,208,079
Duncan Systems, Inc.	586,019	ELT Holding Company	1,053,764
RM Holding Company	617,395	Equifax, Inc.	527,185
Stag Parkway Holding Co.	1,246,720	HVAC Holdings, Inc.	1,255,931
WP Supply Holding Corporation	999,179	Insurance Claims Management, Inc.	167,951
	5,370,651	Mail Communications Group, Inc.	305,973
DIVERSIFIED/CONGLOMERATE,		Nexeo Solutions LLC	18,900
MANUFACTURING - 12.84%		Northwest Mailing Services, Inc.	1,639,816
A H C Holding Company, Inc.	1,582,972	Pearlman Enterprises, Inc.	-
Advanced Manufacturing Enterprises LLC	1,244,323	Safety Infrastructure Solutions	801,809
Arrow Tru-Line Holdings, Inc.	762,004	ServiceMaster Company	501,250
C D N T, Inc.	705,251		12,849,868
F G I Equity LLC	313,365	ELECTRONICS - 1.64%
G C Holdings	1,435,172	Connecticut Electric, Inc.	1,063,137
HGGC Citadel Plastics Holding	1,038,578	Jabil Circuit, Inc.	525,625
J.B. Poindexter Co., Inc.	516,875	Tech Data Corporation	512,904
K P H I Holdings, Inc.	1,150,092		2,101,666
K P I Holdings, Inc.	1,560,657	FINANCIAL SERVICES - 6.73%
LPC Holding Company	1,297,613	Ally Financial, Inc.	802,322
MEGTEC Holdings, Inc.	361,759	Alta Mesa Financial Services	772,500
Nortek, Inc.	6,625	CIT Group, Inc.	533,158
O E C Holding Corporation	482,688	Citigroup, Inc.	505,152
Postle Aluminum Company LLC	2,641,642	GATX Corporation	534,243
Truck Bodies & Equipment International	1,319,566	General Electric Capital Corporation	591,855
	16,419,182	Goldman Sachs Group, Inc.	510,486
		Morgan Stanley	560,897
		Pentair Finance SA	2,499,833
		REVSpring, Inc.	1,292,587
			8,603,033

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

HEALTHCARE, EDUCATION & CHILDCARE - 8.64%		MACHINERY - 4.87%
Alere, Inc.	$316,500	ABC Industries, Inc.	$600,740
American Hospice Management Holding LLC	2,119,983	Arch Global Precision LLC	1,142,177
CHG Alternative Education Holding Company	1,016,935	E S P Holdco, Inc.	1,493,761
DaVita, Inc.	526,875	M V I Holding, Inc.	140,498
GD Dental Services LLC	1,254,772	Motion Controls Holdings	1,027,499
Healthcare Direct Holding Company	702,121	NetShape Technologies, Inc.	1,115,114
HealthSouth Corporation	493,313	Pacific Consolidated Holdings LLC	42,187
Marshall Physicians Services LLC	501,720	Thermadyne Holdings Corporation	266,250
Qwest Diagnostic, Inc.	552,173	Welltec A/S	397,500
SouthernCare Holdings, Inc.	1,050,108		6,225,726
Strata/WLA Holding Corporation	993,782	MEDICAL DEVICES/BIOTECH - 3.02%
Synteract Holdings Corporation	1,450,412	E X C Acquisition Corporation	18,452
Touchstone Health Partnership	-	ETEX Corporation	-
Wheaton Holding Corporation	67,777	Health Management Association	270,000
	11,046,471	MedSystems Holdings LLC	742,635
HOME & OFFICE FURNISHINGS, HOUSEWARES,		MicroGroup, Inc.	225,682
AND DURABLE CONSUMER PRODUCTS - 3.87%		NT Holding Company	1,048,357
Connor Sport Court International, Inc.	1,283,085	Precision Wire Holding Company	1,559,077
H M Holding Company	36,270	TherOX, Inc.	-
Home Décor Holding Company	318,587		3,864,203
Monessen Holding Corporation	-	MINING, STEEL, IRON & NON-PRECIOUS
Steelcase, Inc.	532,688	METALS - 1.13%
Transpac Holding Company	938,651	Alcoa, Inc.	655,286
U-Line Corporation	238,122	FMG Resources	262,500
U M A Enterprises, Inc.	786,975	Peabody Energy Corporation	531,250
Wellborn Forest Holding Company	820,125		1,449,036
	4,954,503	NATURAL RESOURCES - 2.61%
LEISURE, AMUSEMENT, ENTERTAINMENT - 0.86%		ArcelorMittal	506,750
Brunswick Corporation	511,250	Headwaters, Inc.	324,063
International Game Technology	591,872	Intrepid Potash, Inc.	3,939
	1,103,122	MidAmerican Energy Holdings	2,499,785
			3,334,537

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

OIL & GAS - 7.82%		TRANSPORTATION - 4.08%
Bill Barrett Corporation	$515,000	CHC Helicopter SA	$1,052,500
Calumet Specialty Products Partners L.P.	950,625	Hertz Corporation	240,075
Chesapeake Energy Corporation	375,469	MNX Holding Company	1,245,350
Continental Resources, Inc.	538,750	NABCO, Inc.	177,544
Ensco PLC	636,238	Ryder System, Inc.	2,499,708
EP Energy/EP Finance, Inc.	563,750		5,215,177
Hilcorp Energy Company	354,250	WASTE MANAGEMENT / POLLUTION - 1.52%
International Offshore Services LLC	270,000	Terra Renewal LLC	606,221
MBWS Ultimate Holdco, Inc.	1,828,861	Torrent Group Holdings, Inc.	1,340,832
MEG Energy Corporation	521,250		1,947,053
Niska Gas Storage Partners LLC	513,750
Petroplex Inv Holdings LLC	1,243,063
Precision Drilling Corporation	268,750
Samson Investment Company	370,125	Total Investments - 111.73%	$142,870,834
Unit Corporation	513,125
Weatherford International Limited	530,630
	9,993,636
PHARMACEUTICALS - 0.56%
CorePharma LLC	445,611
Valeant Pharmaceuticals International	271,875
	717,486
RETAIL STORES - 0.01%
Rue21, Inc.	9,937

TECHNOLOGY - 1.42%
First Data Corporation	258,750
Sencore Holding Company	-
Smart Source Holdings LLC	1,558,192
	1,816,942
TELECOMMUNICATIONS - 1.85%
All Current Holding Company	782,813
CCO Holdings Capital Corporation	506,250
Centurytel, Inc.	531,450
Sprint Nextel Corporation	543,750
	2,364,263

2012 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	History
Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $101,530,328 (79.40% of net assets) as of December 31, 2012 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2012, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. Effective December 16, 2011, the Trust’s name was changed to Babson Capital Participation Investors. Prior to December 16, 2011, the Trust’s name was MassMutual Participation Investors.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between market participants at the measurement date.

Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/ increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

Both the company’s EBITDA and valuation multiple as well as the discount are considered significant unobservable inputs. Significant increases / (decreases) to the company’s trailing twelve months EBITDA and / or the valuation multiple would result in significant increases / (decreases) to the equity value. An increase / (decrease) to the discount would result in a (decrease) / increase to the equity value.

Short-Term Securities
Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2012.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average

Corporate Bonds	Discounted Cash Flows	Discount Rate	0.2% to 16.1%	12.2%

Equity Securities	Market Approach	Valuation Multiple	3.3x to 9.9x	6.3x

		Discount for lack of marketability	0% to 5%	3.8%

		EBITDA	$2.2 million to $142.4 million	22.2 million
Fair Values Hierarchy The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Level 1:    quoted prices in active markets for identical securities
Level 2:    other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3:    significant  unobservable  inputs  (including  the Trust’s own assumptions in determining the fair value of investments)

2012 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2012:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$86,595,256	$-	$5,534,500	$81,060,756
Common Stock - U.S.	7,793,109	-	-	7,793,109
Preferred Stock	5,786,187	-	-	5,786,187
Partnerships and LLCs	6,890,276	-	-	6,890,276
Public Securities
Corporate Bonds	28,286,179	-	28,286,179	-
Common Stock - U.S.	20,501	20,501	-	-
Short-term Securities	7,499,326	-	7,499,326	-
Total	$142,870,834	$20,501	$41,320,005	$101,530,328

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

There were no transfers into or out of Level 1 or Level 2 assets.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2011	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2012
Restricted Securities
Corporate Bonds	$84,969,256	$1,756,136	$24,959,545	$(13,192,548)	$(17,431,633)	$-	$-	$81,060,756
Common Stock - U.S.	9,972,142	2,061,866	1,140,298	(5,381,197)	-	-	-	7,793,109
Preferred Stock	5,965,999	632,738	1,151,556	(1,964,106)	-	-	-	5,786,187
Partnerships and LLCs	6,021,318	1,244,966	974,131	(1,350,139)	-	-	-	6,890,276
	$106,928,715	$5,695,706	$28,225,530	$(21,887,990)	$(17,431,633)	$-	$-	$101,530,328

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations for Level 3 assets:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	690,657	-

Net realized gain on
investments before taxes	2,759,405	-

Net change in unrealized
depreciation of investments
before taxes.	2,245,644	4,169,496

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.     Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.     Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.     Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2012, the Trust had a net realized taxable long-term capital gain balance of $2,618,572 which the Trustees voted to retain and pay the Federal capital gain tax thereon. The Trust has incurred income tax expense of $916,500 and $296,098 respectively, on the Statement of Operations related to the 2012 and 2011 retained realized capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2012, the Trust increased undistributed net investment income by $239,577, decreased accumulated net realized gains by $781,769, increased retained net realized gain on investments, prior years by $549,895 and decreased additional paid in capital by $7,703 to more accurately display the Trust’s capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2012 were as follows:

Current:
Federal	$129,799
State	30,264
Total current	160,063
Deferred:
Federal	(29,576)
State	(4,918)
Total deferred	(34,494)

Total income tax expense from operations continuing	$125,569

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2012 were as follows:

Deferred tax liabilities:
Unrealized gain on investments	467,634
Total deferred tax liabilities	467,634
Net deferred tax liability	$(467,634)

Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than

2012 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2012. A reconciliation of the differences between the PI Subsidiary Trust’s income tax expense and the amount computed by applying the prevailing U.S. federal tax rate to pretax income for the year ended December 31, 2012 is as follows:				3.
Investment Advisory and Administrative Services

A. Services:
Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

		Amount	Percentage
Provision for income taxes at the
U.S. federal rate		122,375	35.00%
State tax, net of federal effect		12,500	3.58%
Change in valuation allowance		(28,513)	(8.15%)
Other		19,207	5.49%
Income tax expense		125,569	35.91%

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The components capital shown in the following table represent the Trust’s undistributed net investment income, undistributed net capital gains, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other fund investments, if any, at December 31, 2012, each of which determined on a U.S. federal tax basis:

				4.

Senior Secured Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2012, the Trust incurred total interest expense on the Note of $613,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $15,208,200 as of December 31, 2012

Undistributed (Overdistributed) Undistributed Accumulated Net Investment Income	Net Capital Gain	Loss Carryforward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments

$1,484,941	$2,618,141	$0	$(3,449,918)

The tax character of distributions declared during the years ended December 31, 2012 and 2011 was as follows:

Distributions paid from:		2012	2011
Ordinary Income		$10,972,333	$12,412,703
Long-term Capital Gains		$-	$-

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments			7.	Aggregate Remuneration Paid to Officers, Trustees, and their Affiliated Persons

		For the year ended 12/31/2012
For the year ended December 31, 2012, the Trust paid its Trustees aggregate remuneration of $296,400. During the year, the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2012, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

The Trust did not make any payments to Babson Capital for the year ended December 31, 2012, other than amounts payable to Babson Capital pursuant to the Contract.

		Cost of Investments Acquired	Proceeds from Sales or Maturities
	Corporate restricted securities	$34,491,127	$43,442,960
	Corporate public securities	9,576,793	931,260

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2012. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2012 is $6,686,070 and consists of $13,512,675 appreciation and $20,198,745 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $467,634 on net unrealized gains on the PI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)			8.	Certifications

		March 31, 2012			As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.
		Amount	Per Share
	Investment income	$3,397,647
	Net investment income	2,774,324	$0.27
	Net realized and unrealized
	gain on investments (net of taxes)	(223,921)	(0.02)

		June 30, 2012
		Amount	Per Share
	Investment income	$3,181,794		9.	Subsequent Events
	Net investment income	2,521,978	$0.25
	Net realized and unrealized				The Trust has evaluated the possibility of subsequent events existing in this report through February 27, 2013. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.
	gain on investments (net of taxes)	1,102,771	0.11

		September 30, 2012
		Amount	Per Share
	Investment income	$3,204,878
	Net investment income	2,533,303	$0.25
	Net realized and unrealized
	gain on investments (net of taxes)	3,574,928	0.35

		December 31, 2012
		Amount	Per Share
	Investment income	$3,668,590
	Net investment income	3,135,518	$0.31
	Net realized and unrealized
	gain on investments (net of taxes)	2,094,119	0.21

2012 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial center 60 South Street Boston, MA 02111

The Shareholders and Board of Trustees of Babson Capital Participation Investors

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Participation Investors (the “Trust”), including the consolidated schedule of investments, as of December 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated selected financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Participation Investors as of December 31, 2012, the results of their consolidated operations and cash flows for the year then ended, the consolidated changes in its net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2013

Babson Capital Participation Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (55) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Chairman	Term expires 2015; Trustee since 2009	President of Babson Capital (since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2
Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Babson Capital Corporate Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Senior Vice President (1996-2008), MMHC Investment LLC (passive investor); Managing Director (2006-2009), MassMutual Capital Partners LLC (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; and Member of Investment Committee (since 1999), Diocese of Springfield.

*
Mr. Noreen is classified as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

2012 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (68) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993 - 2003) of the Trust.	97
Trustee (since 2003), President (1993-2003), Babson Capital Corporate Investors; Director (since 2006), Jefferies Group, Inc. (financial services); Director (2003-2010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Director (2005-2006), York Enhanced Strategy Fund (closed-end fund); Trustee (since 2003), MassMutual Select Funds (an open- end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); and Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

Babson Capital Participation Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

William J. Barrett (73) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2015; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; President (2002 - 2010), Barrett-Gardner Associates, Inc. (private merchant bank).	2
Trustee (since 2006), Babson Capital Corporate Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (since 2000), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President. Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Donald E. Benson* (82) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2013; Trustee since 1986 for MCI and since 1988 for MPV	Executive Vice President and Director (since 1992), Marquette Financial Companies (financial services); and Partner (since 1996), Benson Family Limited Partnership No. 1 and Benson Family Limited Partnership No.2 (investment partnerships).	2	Trustee (since 1986), Babson Capital Corporate Investors; Director (1997-2008), MAIR Holdings, Inc. (commuter airline holding company); and Director (since 1997), First California Financial Group, Inc. (bank holding company).
Michael H. Brown (56) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2014; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Babson Capital Corporate Investors; Independent Director (since 2006), derivative trading company owned indirectly by MassMutual).

*	Due to the Trust's mandatory retirement policy, Mr. Benson's term will expire on April 19, 2013.

2012 Annual Report

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Donald Glickman*^ (79) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2013; Trustee since 1992	Chairman (since 1992), Donald Glickman and Company, Inc . (private investments); and Partner (since 1992), J.F. Lehman & Co. (private investments).	2
Trustee (since 1992), Babson Capital Corporate Investors; Director (since 1984), Monro Muffler and Brake, Inc. (automobile repair service); and Lead Director (1998-2009), MSC Software Corp. (simulation software).

Edward P. Grace III (62) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2	Trustee (since 2012), Babson Capital Corporate Investors; Director (since 2010), Larkburger,Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director(since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc. (restaurant chain); Director (2008-2010), Logan’s Roadhouse, Inc. (restaurant); Director (2007-2009), Claim Jumper Restaurants (restaurant chain); Director (1996-2008), RARE Hospitality International, Inc. (restaurant chain); Director (2006-2008), Quintess/Dream Catchers Retreats; Director (2004-2009), The Gemesis Corporation (cultivator of cultured diamonds); Trustee (1999- 2008), Bryant University; Trustee (1977-2010), Johnson & Wales University.

*
MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co. serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years, MassMutual and its affiliates have paid approximately $339,812 in management fees to these J.F. Lehman affiliates attributable to the investments in the limited partnerships.

^	Due to the Trust's mandatory retirement policy, Mr. Glickman's term will expire on April 19, 2013.

Babson Capital Participation Investors

INDEPENDENT TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Martin T. Hart* (77) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2015; Trustee since 1991	Private Investor; and President and Director (since 1983), H Investment Company LLC (family partnership).	2
Trustee (since 1991), Babson Capital Corporate Investors; Director (since 2004), Texas Roadhouse, Inc. (operates restaurant chain); and Director (since 1999), Value Click, Inc. (internet advertising company).

Susan B. Sweeney (60) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	93
Trustee (since 2012), Babson Capital Corporate Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual.

Maleyne M. Syracuse (56) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2014; Trustee since 2007	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc . (investments and banking); Managing Director (1981 - 2000), Deutsche Bank Securities.	2	Trustee (since 2007), Babson Capital Corporate Investors.

*	Due to the Trust's mandatory retirement policy, Mr. Hart resigned as Trustee of Trust on December 14, 2012.

2012 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years

Michael L. Klofas (52) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009
Vice President (1998-2009), of the Trust; President (since 2009), Vice President (1998- 2009), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher A. DeFrancis (46) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Secretary	Since 2010
Associate Secretary (2008-2010), of the Trust; Vice President and Secretary (since 2010), Associate Secretary (2008-2010), Babson Capital Corporate Investors; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary, and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010), Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010), Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (50) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Babson Capital Corporate Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

John T. Davitt, Jr. (45) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Comptroller	Since 2001	Comptroller (since 2001), Babson Capital Corporate Investors; Director (since 2000), Babson Capital; and Controller (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.
Melissa M. LaGrant (39) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006	Chief Compliance Officer (since 2006), Babson Capital Corporate Investors; Chief Compliance Officer (since 2012) Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital; Vice President and Senior Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and Assistant Vice President-Business Risk Management Group (2002-2003), Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset Management.
Daniel J. Florence (40) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008
Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Corporate Investors; and Associate Director (since 2008), Analyst (2000-2008), Babson Capital.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 18, 2012.

Babson Capital Participation Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years

Sean Feeley (45) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Babson Capital Corporate Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Michael P. Hermsen (52) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1998
Since 1998 Vice President (since 1998), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust; Director (since 2009), Babson Capital Asia Limited; and Director (since 2009), Babson Capital Australia Holding Company Pty. Ltd. and Babson Capital Australia Pty. Ltd.

Mary Wilson Kibbe (59) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1992	Since 1992 Vice President (since 1992), Babson Capital Corporate Investors; Head of Fixed Income Team (since 2000), Managing Director (since 2000), Babson Capital.
Richard E. Spencer, II (50) Babson Capital Participation Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2002
Since 2002 Vice President (since 1992), Babson Capital Corporate Investors; Managing Director (since 2000), Babson Capital; and Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 18, 2012.

2012 Annual Report

Members of the Board of Trustrees	DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

William J. Barrett President, W J Barrett Associates, Inc.
Babson Capital Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/ or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

Officers

Donald E. Benson* Executive Vice President and Director, Marquette Financial Companies

Michael H. Brown* Private Investor

Donald Glickman Chairman, Donald Glickman & Company, Inc.

Edward P. Grace President Phelps Grace International, Inc.	Clifford M. Noreen Chairman	Michael L. Klofas President	James M. Roy Vice President and Chief Financial Officer	Christopher A. DeFrancis Vice President and Secretary
	Sean Feeley	Michael P. Hermsen	Richard E. Spencer, II	Daniel J. Florence
	Vice President	Vice President	Vice President	Treasurer
	John T. Davitt, Jr.	Melissa M. LaGrant
	Comptroller	Chief Complaince Officer
Martin T. Hart Private Investor

Robert E. Joyal Retired President, Babson Capital Management LLC

Clifford M. Noreen President, Babson Capital Management LLC

Susan B. Sweeney Senior Vice President and Chief Investment Officer Selective Insurance Company of America

Maleyne M. Syracuse* Private Investor

*Member of the Audit Committee

Babson Capital
PARTICIPATION INVESTORS
2012 Annual Report

PI5872

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed to the Registrant
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Audit Fees	$61,500	$61,500
Audit-Related Fees	0	0
Tax Fees	44,100	32,235
All Other Fees	0	0
Total Fees	$105,600	$93,735

Non-Audit Fees Billed to Babson Capital and MassMutual
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Audit-Related Fees	$685,475	$928,575
Tax Fees	93,100	9,000
All Other Fees	0	0
Total Fees	$778,575	$937,575

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2012, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2011 and 2012 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2011 fees billed represent final 2011 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2012 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2012 Annual Form N-CSR, but are now properly included in the 2011 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Babson Capital’s Proxy Voting Policy:

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).  To implement this general principle, Babson Capital engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies.  Babson Capital’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”).  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Babson Capital can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”).  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson Capital or a Babson Capital associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson Capital’s Proxy Voting Procedures:

Babson Capital will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator.  If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson Capital votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson Capital’s Chief Compliance Officer or General Counsel prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson Capital in accordance with Babson Capital’s Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Babson Capital should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Babson Capital will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Babson Capital will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson Capital’s Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of MassMutual Participation Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Michael P. Hermsen is a Vice President of the Registrant and a Managing Director of Babson Capital who oversees the Global Private Finance Group and manages Babson Capital's Mezzanine Investment and Private Equity Investments Team which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

Mr. Spencer is a Vice President of the Registrant and a Managing Director of Babson Capital who also manages Babson Capital's Finance and Portfolio Analytics Group. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

			NUMBER OF
			ACCOUNTS	APPROXIMATE
		TOTAL	WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)

	Registered	1	$257.4 million	0	N/A
Clifford M.	Investment
Noreen (B)	Companies

	Other Pooled	6	$123.9 million	6	$123.9 million
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts

	Registered	4	$1.1 billion	0	N/A
Sean	Investment
Feeley	Companies

	Other Pooled	3	$1.9 billion	3	$1.9 billion
	Investment
	Vehicles

	Other	2	$127.9 million	2	$127.9 million
	Accounts (C)

	Registered	1	$257.4 million	0	N/A
Michael P.	Investment
Hermsen (D)	Companies

	Other Pooled	6	$1.4 billion	6	$1.4 billion
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

	Registered	1	$257.4 million	0	N/A
Michael L.	Investment
Klofas	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

	Registered	1	$257.4 million	0	N/A
Richard E.	Investment
Spencer, II	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

(A)	Account asset size has been calculated as of December 31, 2012.

(B)
Mr. Noreen, as head of Babson Capital’s Fixed Income Group, has overall responsibility for all investment grade publicly traded assets, including corporate debt securities, as well as structured credit products managed by Babson Capital.  Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Fixed Income Group.

(C)
Mr. Feeley manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

(D)	Mr. Hermsen, as head of Babson Capital’s Global Private Finance Group, has overall responsible for private bonds, mezzanine and private equity investments.

(E)
Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team, have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable designed to address such conflicts.

Transactions with Affiliates: Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-transactions involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-transaction since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-transactions between advisory clients.

Loan Origination Transactions: While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication. Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson Capital may permit certain of its portfolio managers and other employees to invest in private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or other employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Management of Multiple Accounts: As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. In order to address these conflicts, Babson Capital has adopted a Best Execution Policy, which establishes the necessary controls to satisfy its obligations regarding best execution and ensures it places advisory client trades in such a manner that the advisory client’s total costs or proceeds are the most favorable under the circumstances, and a Directed Brokerage Policy, which ensures all directed brokerage instructions are executed in accordance with written client instructions and applicable legal requirements.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan | Aon Hewitt, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, employee individual performance in relation to pre-determined goals, and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which is meant to represent the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BENEFICIAL OWNERSHIP. As of December 31, 2012, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Clifford M. Noreen	None
Sean Feeley	None
Michael P. Hermsen	$10,001-$50,000
Michael L. Klofas	None
Richard E. Spencer II	None

*
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participation in the Plan has an actual ownership interest in the Registrant'sshares.)

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 11, 2013

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 11, 2013